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                                                                                               Exhibit 21
                                   THERMO ELECTRON CORPORATION

                                  Subsidiaries of the Registrant

As of February 28, 2002, Thermo Electron Corporation owned the following companies:


                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
---------------------------------------------------------------------------------------------------------

Thermo Coleman Corporation                                                   Delaware             100
    Thermo Information Solutions Inc.                                        Delaware             100
Peter Brotherhood Holdings Ltd.                                               England             100
    Aircogen Ltd.                                                             England              80
    Peter Brotherhood Limited                                                 England             100
        Peter Brotherhood Pension Fund Trustees Ltd.                          England             100
        Thermo Electron Realty Limited                                        England             100
    Thermo Holdings Limited                                                   England             100
Thermo Electron, S.A. de C.V.                                                 Mexico              100
Fi SA                                                                         France              100
Gulf Precision, Inc.                                                          Arizona             100
    Seeley Enterprises, Inc.                                                New Mexico            100
Thermo Hypersil-Keystone Inc.                                              Pennsylvania           100
Loftus Furnace Company                                                     Pennsylvania           100
Met-Therm, Inc.                                                                Ohio               100
NAPCO, Inc.                                                                 Connecticut           100
Nicolet Biomedical of California Inc.                                       California            100
North East Surgical Tool Corp.                                             Massachusetts          100
North Carbondale Minerals, Inc.                                             California            100
Thermo WI, Inc.                                                              Wisconsin            100
Perfection Heat Treating Company                                             Michigan             100
San Marcos Resource Recovery, Inc.                                          California            100
Staten Island Cogeneration Corporation                                       New York             100
TE Great Lakes Inc.                                                          Michigan             100
TEC Cogeneration Inc.                                                         Florida             100
South Florida Cogeneration Associates                                         Florida              50*
TEC Energy Corporation                                                      California            100
    North County Resource Recovery  Associates                              California            100*
    (50% of which is owned directly by
     San Marcos Resource Recovery, Inc.)
Thermo Electron Export Inc.                                                  Barbados             100
Thermo Foundation, Inc.                                                    Massachusetts          100
Thermo Leasing Corporation                                                   Delaware             100
    Thermo Capital Company LLC                                               Delaware              50
Walpak Company                                                               Illinois             100
Thermo Detection Inc.                                                        Delaware             100
    Thermo Orion Inc.                                                      Massachusetts          100
        Orion Research Limited                                                England             100
        Thermo Orion Puerto Rico Inc.                                        Delaware             100
        Russell pH Limited                                                   Scotland             100
    Thermo Keytek LLC                                                        Delaware             100
    ThermedeTec Corporation                                                  Delaware             100





                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

        Thermedics Detection de Argentina S.A.                               Argentina             99
        (additionally 1% of the shares are owned
        directly by Thermo Detection Inc.)
        Thermedics Detection de Mexico, S.A. de C.V.                          Mexico               99
        (additionally 1% of the shares are owned
        directly by Thermo Detection Inc.)
        Thermedics Detection Limited                                          England             100
        Thermedics Detection Scandinavia AS                                   Norway              100
Allen Coding Systems Limited                                                  England             100
    Thermo Allen Coding Corporation                                          Delaware             100
Goring Kerr Limited                                                           England             100
    Best Checkweighers Limited                                                England             100
    Intertest (UK) Limited                                                    England             100
Goring Kerr Detection Limited                                                 England             100
    Goring Kerr (NZ) Limited                                                New Zealand           100
    Goring Kerr Canada Inc.                                                   Canada              100
Ramsey France S.A.R.L.                                                        France              100
Ramsey Ingenieros S.A.                                                         Spain              100
Ramsey Italia S.R.L.                                                           Italy              100
    Tecno Europa Elettromeccanica S.R.L.                                       Italy              100
Thermo Ramsey Inc.                                                         Massachusetts          100
Xuzhou Ramsey Technology Development Co., Limited                              China               50*
Thermo Sentron Australia Pty. Ltd.                                           Australia            100
Thermo Sentron Canada Inc.                                                    Canada              100
Thermo Sentron Limited                                                        England             100
    Hitech Electrocontrols Limited                                            England             100
        Hitech Licenses Ltd.                                                  England             100
        Hitech Metal Detectors Ltd.                                           England             100
    Westerland Engineering Ltd.                                               England             100
Thermo Sentron (South Africa) Pty. Ltd.                                    South Africa           100
Thermo Voltek Europe B.V.                                                   Netherlands           100
    Comtest Italia S.R.L.                                                      Italy              100
    Comtest Limited                                                           England             100
UVC Realty Corp.                                                             New York             100
Thermo Administrative Services Corporation                                   Delaware             100
Independent Power Services Corporation                                        Nevada              100
KFP Operating Company, Inc.                                                  Delaware             100
KFx Fuel Partners, L.P.                                                      Delaware             100
MBPL Agriwaste Corporation                                                  California            100
Thermo Electron of Maine, Inc.                                                 Maine              100
    Gorbell/Thermo Electron Power Company                                      Maine               80*
Star/RESC LLC                                                                  Texas               75
Ulna Incorporated                                                           California            100
Thermo Electron Foundation, Inc.                                           Massachusetts          100
Thermo Electron Metallurgical Services, Inc.                                   Texas              100
Analytical Instrument Development, Inc.                                    Pennsylvania           100
Eberline Instrument Company Limited                                           England             100
Thermo Eberline Corporation                                                 New Mexico            100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

Epsilon Industrial Inc.                                                        Texas              100
Thermo Life Sciences Limited                                                  England             100
    Kenbury Limited                                                           England             100
    Denley Ltd.                                                               England             100
Thermo Gas Tech, Inc.                                                       California            100
    Gas Tech Partnership                                                    California             50*
    Thermo Gastech Ltd.                                                       Canada              100
Life Sciences International Limited                                           England             100
    Comdata Services Limited                                                  England             100
        Lipshaw Limited                                                       England             100
        Luckham Limited                                                       England             100
        Phicom Limited                                                        England             100
        Southions Investments Limited                                         England             100
        Sungei Puntar Rubber Estate Limited                                   England             100
        Westions Limited                                                      England             100
        Whale Scientific Limited                                              England             100
        Forma Scientific Ltd.                                                 England             100
    Ravensward Ltd.                                                           England             100
    E-C Apparatus Ltd.                                                        England             100
    Shandon (Germany) Ltd.                                                    England             100
    Savant Instruments Ltd.                                                   England             100
    Helmet Securities Limited                                                 England             100
        Life Sciences International Kft                                       Hungary             100
        Life Sciences International, Inc.                                  Pennsylvania           100
           LSI (US) Inc.                                                     Delaware             100
        LSI North America Service Inc.                                       Delaware             100
        Life Sciences International Holdings BV                             Netherlands           100
           Life Sciences International (Poland) SP z O.O                      Poland              100
    Britlowes Limited                                                         England             100
    Commendstar Limited                                                       England             100
    Consumer & Video Holdings Limited                                         England             100
        Video Communications Limited                                          England             100
    Greensecure Projects Limited                                              England             100
        Hybaid Limited                                                        England             100
           Equibio Limited                                                    England             100
               Cell One S.A.R.L.                                              France              100
    Labsystems Europe SA                                                       Spain              100
    Labsystems Ges mbH                                                        Austria             100
    Omnigene Limited                                                          England            58.50
    Shenbridge Limited                                                        England             100
    Southern Instruments Holdings Limited                                     England             100
        Finishlong Ltd.                                                       England             100
Gamma-Metrics Minerals Pty Ltd.                                              Australia            100
Thermo Gamma-Metrics Inc.                                                   California            100
    Thermo Electron India Private Limited                                      India              100
Thermo MF Physics Corporation                                                Delaware             100
Thermo Radiometrie Corporation                                               Delaware             100
    Spectra-Physics VisionTech, Inc.                                         Delaware             100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

Radiometrie U.S.A., Inc.                                                    California            100
Radiometrie Limited                                                           England             100
National Nuclear Corporation                                                California            100
    Thermo Nucleonics LLC                                                    Delaware              51
    (additionally, 49% of the shares are owned directly
    by TBA Nucleonics Holding Corporation)
ONIX Systems Inc.                                                            Delaware             100
    Thermo Process Instruments GP, LLC                                       Delaware             100
    Thermo Process Instruments LP                                            Delaware             99.9
    (an additional 0.1% of Thermo Process Instruments LP
    is owned by Thermo Process Instruments GP, LLC)
    ONIX Holdings Limited                                                     England             100
        CAC UK Limited                                                        England             100
        ONIX Measurement Limited                                              England             100
        ONIX Process Analysis Limited                                         England             100
           Thermo ONIX B.V.                                                 Netherlands           100
VG Systems Japan K.K.                                                          Japan              100
Thermo Nicolet Corporation                                                   Wisconsin            100
    Thermo Electron German Holdings Inc.                                     Delaware             35.4
    (7.2% of shares are owned directly by Dynex
    Technologies Inc., 6.6% of shares are owned directly
    by Radiometrie Corporation, 19.3% of shares are owned
    directly by Thermo Electron Corporation, 29.3% of
    shares are owned directly by Finnigan MAT (Nevada)
    Inc., 2.2% of shares are owned directly by ThermedTec Corp.)
    Thermo Vacuum Generators Inc.                                            Delaware             100
    FI Instruments Inc.                                                      Delaware             100
    Thermo Haake Inc.                                                        Delaware             100
    Scintag, Inc.                                                           California            100
    Thermo Spectronic Inc.                                                   Delaware             100
        SLM International Inc.                                               Illinois             100
    Thermo Elemental Inc.                                                  Massachusetts          100
        Thermo ARL U.S. LLC                                                  Delaware             100
        A.R.L. Applied Research Laboratories S.A.                           Switzerland           100
           Fisons Instruments (Proprietary) Limited                        South Africa           100
           Thermo Optek Wissenschaftliche Gerate GesmbH                       Austria             100
        Baird Do Brazil Representacoes Ltda.                                  Brazil              100
        Beijing Baird Analytical Instrument Technology Co. Limited             China              100
    Thermo Cahn Corporation                                                  Wisconsin            100
        Mattson Instruments Limited                                           England             100
        Thermo Optek Limited                                                  England             100
           Thermo VG Systems Limited                                          England             100
           Norlab Instruments Ltd.                                            England             100
           Thermo Elemental Limited                                           England             100
           Unicam Limited                                                     England             100
               Unicam Export Limited                                          England             100
        Unicam Italia SpA                                                      Italy              100
        Unicam S.A.                                                           Belgium             100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Instruments Nordic AB                                              Sweden              100
    Nicolet Japan K.K.                                                         Japan              100
    Thermo Spectra-Tech Inc.                                                 Wisconsin            100
    Optek Securities Corporation                                           Massachusetts          100
    Planweld Holding Limited                                                  England             100
        Thermo Electron Limited                                               England             100
    Thermo Nicolet Limited                                                    England             100
        Hilger Analytical Limited                                             England             100
    Thermo Instrument Systems Japan Holdings, Inc.                           Delaware             100
        Nippon Jarrell-Ash Company, Ltd.                                       Japan              100
    Thermo Instruments (Canada) Inc.                                          Canada              100
        Unicam Analytical Inc.                                                Canada              100
Thermo Optek Materials Analysis (S.E.A.) Pte Limited                         Singapore            100
Gould Instrument Systems, Inc.                                                 Ohio               100
    Gould & Nicolet S.A.                                                      France               95
        (additionally, 5% of the shares are owned directly by
        Thermo Electron Corporation)
Thermo Kevex X-Ray Inc.                                                      Delaware             100
Thermo NESLAB Inc.                                                         New Hampshire          100
Nicolet Instrument Technologies Inc.                                         Wisconsin            100
Thermo Noran Inc.                                                            Wisconsin            100
ThermoSpectra Limited                                                         England             100
    Nicolet Technologies Ltd.                                                 England             100
Spectrace Instruments Inc.                                                  California            100
Thermo Electron Sweden Forvaltning AB                                         Sweden              100
    Spectra-Physics AB                                                        Sweden               99
        Spectra-Physics Holdings USA, Inc.                                   Delaware             100
           Pharos Holdings, Inc.                                             Delaware             100
               Thermo BLH Inc.                                               Delaware             100
                  Pharos de Costa Rica S.A.                                 Costa Rica            100
               Automatic Power, Inc.                                         Delaware             100
           Pharos Tech, Inc.                                                 Delaware             100
           Spectra-Physics, Inc.                                             Delaware             100
               Laser Analytical Systems GmbH                                  Germany             100
                  Laser Analytical Systems, Inc.                            California            100
               Opto Power Corporation                                        Delaware             100
               Spectra-Physics Laser Data Systems, Inc.                      Delaware             100
               Spectra-Physics France S.A.                                    France              100
               Spectra-Physics GmbH                                           Germany             100
               Spectra-Physics K.K.                                            Japan              100
               Spectra-Physics Lasers B.V.                                  Netherlands           100
               Spectra-Physics Lasers Ltd.                                    England             100
           Spectra-Physics Foreign Sales Corp.                               Barbados             100
           Spectra-Physics Canada Ltd.                                        Canada              100
        Spectra-Physics Holdings Plc                                          England             100
           Automatic Power Ltd.                                               England             100
           Prizerest Ltd.                                                     England             100
        Spectra-Physics Holdings S.A.                                         France              100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

        Saroph B.V.                                                         Netherlands           100
        Thermo Radiometrie Oy                                                 Finland             100
        Thermo Radiometrie KK                                                  Japan              100
        Spectra Precision (Asia) Pte. Ltd.                                   Singapore            100
        Saroph Sweden AB                                                      Sweden              100
           Thermo Nobel AB                                                    Sweden              100
               Nobel Electronique S.A.R.L.                                    France              100
               Thermo Nobel Oy                                                Finland             100
               Nobel Elektronikk A/S                                          Norway              100
               AB Givareteknik                                                Sweden              100
               Thermo Nobel  Ltd.                                             England             100
Thermo Finnigan LLC                                                          Delaware             100
    Finnigan Instruments, Inc.                                               New York             100
    Finnigan International Sales, Inc.                                      California            100
    Finnigan MAT China, Inc.                                                California            100
    Finnigan MAT (Delaware), Inc.                                            Delaware             100
    Finnigan MAT Instruments, Inc.                                            Nevada              100
    Finnigan MAT International Sales, Inc.                                  California            100
    Finnigan MAT (Nevada), Inc.                                               Nevada              100
        Finnigan MAT S.R.L.                                                    Italy              100
           Thermo Separation Products S.R.L.                                   Italy              100
        Thermo Masslab Limited                                                England             100
           H.D. Technologies Limited                                          England             100
        Thermo Instruments Australia Pty. Limited                            Australia            100
        Thermo Finnigan Ltd.                                                  England             100
           Hypersil Limited                                                   England             100
           ThermoQuest AB                                                     Sweden              100
    Finnigan Properties, Inc.                                                Delaware             100
        Thermo Electron Business Trust                                     Massachusetts          100
           TMOI Inc.                                                         Delaware             100
Thermo Forma Inc.                                                            Delaware             100
    Thermo IEC Inc.                                                          Delaware             100
        International Equipment Company Limited                               England             100
    Thermo Savant Inc.                                                       New York             100
Life Sciences International (Hong Kong) Limited                              Hong Kong            100
TMQ SEG (Hong Kong) Limited                                                  Hong Kong            100
ThermoQuest Italia S.p.A.                                                      Italy              100
ThermoQuest Spain S.A.                                                         Spain              100
ThermoQuest Wissenschaftliche Gerate GmbH                                     Austria             100
Thermo Separation Products AG                                               Switzerland           100
ThermoQuest K.K.                                                               Japan              100
Thru-Put Systems, Inc.                                                        Florida             100
Fisons Instruments NV                                                         Belgium             100
Fisons Instruments K.K.                                                        Japan              100
Thermo Haake Ltd.                                                             England             100
Thermo Haake (U.K.) Limited                                                   England             100
Thermo Instrumentos Cientificos S.A.                                           Spain              100
Thermo BioAnalysis Corporation                                               Delaware             100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Holding European Operations Corp.                                 Delaware              85
    (an additional 15% is owned by Thermo Electron German Holdings Inc.)
        Thermo Luxembourg Holding S.a.r.l.                                  Luxembourg            100
           Grond & Watersaneringstechniek Nederland B.V.                    Netherlands           100
               Thermo Instruments B.V.                                      Netherlands           100
                  ThIS Automation B.V.                                      Netherlands           100
                  Thermo Instruments NV                                       Belgium             100
                  Thermo Analytical B.V.                                    Netherlands           100
                  This Lab Systems B.V.                                     Netherlands           100
                  Thermo Scientific B.V.                                    Netherlands           100
                  This Gas Analysis Systems B.V.                            Netherlands           100
                      Thermo Euroglas B.V.                                  Netherlands           100
                          Thermo Electron Deutschland Verwaltvngs GmbH        Germany             100
                          Thermo Luxembourg S.a.r.l.                        Luxembourg            100
                             Thermo Electron Deutschland GmbH & Co. KG        Germany             100
                                 Thermo BioSciences GmbH                      Germany             100
                                    Thermo Finnigan GmbH                      Germany              90
                                    (additionally, 10% of the shares
                                    are owned directly by Thermo
                                    Electron Corporation)
                                        Thermo Life Sciences GmbH             Germany             100
                                        Thermo Hypersil GmbH                  Germany             100
                                        Thermo Finnigan GmbH                  Germany             100
                                    Thermo Nicolet  GmbH                      Germany             100
                                    Thermo Haake GmbH                         Germany              90
                                    (additionally, 10% of the shares
                                    are owned directly by Thermo
                                    Nicolet Corporation)
                                    ESM Andersen Instruments GmbH             Germany             100
                                 ITC Grundstucksverwaltungs GmbH              Germany             100
                                    ITC Grundstucksverwaltungs GmbH & Co.     Germany              90
                                    (additionally 10% of the shares
                                    are owned by ITC Holdings Inc.)
                                 Thermo BLH GmbH                              Germany             100
                                 Thermo Shandon GmbH                          Germany             100
                                 Thermo Radiometrie GmbH                      Germany              90
                                 (additionally 10% of the shares are
                                 owned directly by Thermo Electron
                                 Corporation)
                                    ESM Eberline Instruments GmbH             Germany             100
                                 Thermo LabSystems Vertriebs GmbH             Germany             100
                                 Thermo Ramsey GmbH                           Germany             100
                                 Thermo Nobel GmbH                            Germany             100
                                 Thermo Detection GmbH                        Germany             100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

                                 ThermoSpectra GmbH                           Germany             100
                                    Gould Nicolet Messtechnik GmbH            Germany             100
                                        Thermo NORAN GmbH                     Germany             100
                  ThermoSpectra  B.V.                                       Netherlands           100
                      Thermo Finance Company B.V.                           Netherlands           100
                      Thermo Neslab BV                                      Netherlands           100
                      Thermo Finnigan B.V.                                  Netherlands           100
                          Thermo Separation Products B.V. B.A.                Belgium             100
                      Fisons Instruments BV                                 Netherlands           100
                      Thermo LabSystems B.V.                                Netherlands           100
                      Life Sciences International (Benelux) B.V.            Netherlands           100
                      Thermo Ramsey B.V.                                    Netherlands           100
                      Thermo Moisture Systems B.V.                          Netherlands           100
                      Thermo MeasureTech B.V.                               Netherlands           100
                          Thermo Measuretech Canada Inc.                      Canada              100
                      Thermo Optek Holding B.V.                             Netherlands           100
                      Thermo Optek B.V.                                     Netherlands           100
                          Thermo Optek N.V.                                   Belgium              99
                          (additionally, 1% of the shares are owned
                          by Thermo Optek Holding B.V.)
                      Nicolet Technologies B.V.                             Netherlands           100
                      NORAN Instruments B.V.                                Netherlands           100
           Thermo TLH (U.K.) Limited                                          England             100
           Thermo TLH LP                                                     Delaware            99.99*
           (additionally 0.01% is owned by Thermo TLH (U.K.) Limited
    Thermo BioStar Inc.                                                      Delaware             100
    Data Medical Associates, Inc.                                              Texas              100
        DMA Latinoamericana S.A. de C.V.                                      Mexico               50
    Labsystems (SEA) Pte. Ltd.                                               Singapore            100
    Fastighets AB Skrubba                                                     Sweden              100
    Dynex Technologies spol. s.r.o.                                       Czech Republic          100
    Thermo DYNEX Inc.                                                        Virginia             100
    Labsystems, Inc.                                                         Delaware             100
    Thermo BioAnalysis Japan K.K.                                              Japan              100
    Thermo Labsystems OY                                                      Finland             100
        Thermo Labsystems (Shanghai) Co. Ltd.                                  China               90
        Thermo Labsystems India Pvt. Ltd.                                      India              100
        Thermo Clinical Labsystems Oy                                         Finland             100
        Labsystems (Hong Kong) Limited                                       Hong Kong             99
        JSC Thermo Labsystems                                                 Russia               95
    Labsystems Sweden AB                                                      Sweden              100
    Thermo Shandon Ltd.                                                       England             100
        Anglia Scientific Instruments Limited                                 England             100
        Shandon Southern Instruments Limited                                  England             100
    Thermo Shandon Inc.                                                    Pennsylvania           100
        E-C Apparatus Corporation                                             Florida             100
        Whale Scientific Corporation                                         Colorado             100
        ALKO Diagnostic Corporation                                        Massachusetts          100


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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

    TBA Nucleonics Holding Corporation                                       Delaware             100
    Thermo BioAnalysis (Guernsey) Ltd.                                    Channel Islands         100
    Thermo BioAnalysis Limited                                                England             100
        Thermo Fast U.K. Limited                                              England             100
    Thermo Projects Limited                                                   England             100
        Dynex Technologies Limited                                            England             100
        Thermo LabSystems Limited                                             England             100
    Thermo Electron Holding France SA.                                        France              100
        Thermo Finnigan France                                                France              100
           Finnigan Automass S.A.                                             France              100
           Thermo Hypersil S.A.                                               France              100
        Konelab SA                                                            France              100
        Shandon France S.A.                                                   France              100
        Thermo Radiometrie                                                    France              100
        Thermo Instruments SAS                                                France              100
           Rutter Instrumentation S.A.R.L.                                    France              100
        Thermo Optek S.A.R.L.                                                 France              100
        Thermo LabSystems S.A.R.L.                                            France              100
        Thermo Rheo S.A.                                                      France              100
        Labsystems S.A.R.L.                                                   France              100
    Thermo LabSystems (Australia) Pty Limited                                Australia            100
    Thermo LabSystems Inc.                                                 Massachusetts          100
    BioAnalysis Labsystems, S.A.                                              Spain               100
    Thermo Trace Ltd.                                                        Australia            100
        Trace BioSciences Pty. Ltd.                                          Australia            100
        Thermo Trace BioSciences NZ Limited                                 New Zealand            99
        Trace America, Inc.                                                   Florida             100
        Herbos Dijaganosticka                                                 Croatia              50
        Shanghai Long March Chiron Trace Medical Science Co. Ltd.              China               22
Thermo Environmental Instruments Inc.                                       California            100
    Thermo Andersen Inc.                                                     Delaware             100
        Andersen Instruments Limited                                          England             100
Thermo Instruments do Brasil Ltda.                                            Brazil              100
(1% of which shares are owned directly
by Thermo Jarrell Ash Corporation)
Van Hengel Holding B.V.                                                     Netherlands           100
    Thermo Optek S.A.                                                          Spain              100
Thermo Automation Systems Inc.                                               Delaware             100
    Thermo CIDTEC Inc.                                                       New York             100
    Thermo Centro Vision Inc.                                                Delaware             100
    Hilger Crystals Limited                                                   England             100
    Thermo Laser Science Inc.                                                Delaware             100
    Thermo Oriel Corporation                                                 Delaware             100
Thermo Power Corporation                                                   Massachusetts          100
    ACI Holdings Inc.                                                        New York             100
    T-Lyte Corporation                                                       Delaware              98
Holcroft (Canada) Limited                                                     Canada              100


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                                       9
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                                                                             STATE OR
                                                                          JURISDICTION OF      PERCENT OF
                                 NAME                                      INCORPORATION       OWNERSHIP
------------------------------------------------------------------------------------------------------------

TTT Metals of Minnesota Inc.                                                 Minnesota            100
    TTT Metals of California Inc.                                           California            100
TTT Metals of Wisconsin Inc.                                                 Wisconsin            100
TMA/Hanford, Inc.                                                           Washington            100
Clark-Trombley Consulting Engineers, Inc.                                    Michigan             100
Thermo REI Inc.                                                              Michigan             100
Randers Engineering of Massachusetts, Inc.                                   Michigan             100
RGPC Inc.                                                                    Michigan             100
Thermo RDC Inc.                                                              Michigan             100
Thermo VTC Inc.                                                              Michigan             100
Fellows, Read & Associates, Inc.                                            New Jersey            100
    George A. Schock & Associates, Inc.                                     New Jersey            100
    Jennison Engineering, Inc.                                                Vermont             100
Lancaster Laboratories LLC                                                   Delaware             100
    Skinner & Sherman, Inc.                                                Massachusetts          100
Thermo EuroTech (Delaware) Inc.                                              Delaware             100
Thermo EuroTech Ireland Ltd.                                                  Ireland             100
ThermoRetec Corporation                                                      Delaware             100
    ThermoRetec Construction Corporation                                     Virginia             100
    GeoWest Golden Inc.                                                      Colorado             100
        GeoWest TriTechnics of Ohio, LLC                                     Colorado             100
    RETEC Thermal, Inc.                                                      Delaware             100
        TRI Oak Ridge LLC                                                    Delaware              50
        (additionally, 50% of the shares are owned
        directly by Coleman Services Incorporated)
        TRUtech L.L.C.                                                       Delaware            47.5*
Thermo Securities Corporation                                                Delaware             100
    Thermo Amex Finance, L.P.                                                Delaware              99*
        Thermo Amex Convertible Growth Fund I., L.P.                         Delaware              99*
Thermo Technology Ventures Inc.                                                Idaho              100
    Plasma Quench Investment Limited Partnership                             Delaware              60*
ThermoLase LLC                                                               Delaware             100
    ThermoLase Japan L.L.C.                                                   Wyoming              50*
Trex Medical Corporation                                                     Delaware             100
    Trex Medical Systems Corporation                                         Delaware             100
        Trophy Dental Inc.                                                   Virginia             100
    Trex Medical France S.A.                                                  France              100
        Trophy Radiologie S.A.                                                France              100
           Trophy Benelux S.A.                                                Belgium             100
           Trophy Radiologie Italia S.R.L.                                     Italy              100
           Trophy Radiologie Japan KK                                          Japan              100
           Trophy Radiologie GmbH                                             Germany             100
           P.T. Trophy Rajawali Indonesia                                    Indonesia             51*
           Trophy Radiologia Espana SA                                         Spain              100
           Trophy Radiologie U.K. Ltd.                                        England             100
Thermo Corporation                                                           Delaware             100

 * Joint Venture/Partnership
